Memorandum of Understanding

This Memorandum of Understanding (MOU) sets the terms and understanding between American Rebel Holdings, Inc., a Nevada Corporation located at 718 Thompson Lane, Suite 108-199, Nashville, TN 37204, and Ronald Smith, who resides at 9239 Carpenter Rd., Eden, NY 14057. On or about June 30, 2021, Ron Smith advanced $100,000 to Champion Safe on behalf of American Rebel. American Rebel repaid $25,000 on or about July 26, 2021, and $25,000 on or about July 30, 2021. The current outstanding balance of $50,000 will be due upon the closing of an equity capital infusion of at least $2,000,000. If the Company is unsuccessful at raising at least $2,000,000, the outstanding balance will be retired in ten equal monthly installment payments of $5,000 beginning on March 1, 2022.

BORROWER:
AMERICAN REBEL HOLDINGS, INC.

By: ______________________ Date: 12/06/21
Charles A. Ross, Jr., CEO

LENDER:
RONALD SMITH

By: Ronald A. Smith Date: 12/06/21
Ronald Smith

Signature: Ronald A. Smith
Ronald A. Smith (Dec 7, 2021 19:00 EST)

Email: foursmitteez@aol.com